UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Amendment No. 4
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2005


                           American Vantage Companies
             (Exact name of registrant as specified in its charter)


         Nevada                           0-10061                 04-2709807
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


      4735 South Durango Drive - Suite 105
               Las Vegas, Nevada                            89147
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (702) 227-9800


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Notes

Terminology

Throughout this Amendment No. 4 to Current Report on Form 8-K/A, the terms the "we," "us," "our" and "our company" refers to American Vantage Companies and, unless the context indicates otherwise, its wholly-owned subsidiaries on a consolidated basis.

Amendment of Original Form 8-K, Filed April 25, 2005

This Amendment No. 4 to our Current Report on Form 8-K (Date of Report: April 19, 2005), filed with the Securities and Exchange Commission on April 25, 2005 (the "original Form 8-K"), is intended to update and supplement the disclosures contained in the original Form 8-K, Amendment No. 1 to the original Form 8-K, filed with the SEC on May 23, 2005 ("Amendment No. 1"), Amendment No. 2 to the original Form 8-K, filed with the SEC on May 31, 2005 ("Amendment No. 2"), Amendment No. 3 to the original Form 8-K, filed with the SEC on June 16, 2005 ("Amendment No. 3"), and should be read in conjunction with the original Form 8-K, Amendment No. 1, Amendment No. 2 and Amendment No. 3.

Forward-Looking Statements

Statements contained in this Amendment No. 4 to the original Form 8-K include "forward-looking statements" within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized. Such forward-looking statements generally are based on our best estimates of future results, performances or achievements, predicated upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "could," "should," "project," "expect," "believe," "estimate," "anticipate," "intend," "continue," "potential," "opportunity" or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

Item 3.01 to the original Form 8-K is hereby amended by the addition of the following disclosures:

      We have received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, dated August 19, 2005, that informed us that the Nasdaq Listing Qualifications Panel has denied our request for an extension of the exception previously granted to us to allow us to regain compliance with the listing requirements for inclusion of our common stock on the Nasdaq SmallCap Market. As a result of such denial, our common stock will no longer be listed on the Nasdaq SmallCap Market, but will, initially, be quoted on the Pink Sheets.

      We were granted the exception by the Nasdaq panel following a hearing before the Nasdaq panel held on May 19, 2005. At the May 19th hearing, we addressed the issue of public interest concerns raised by the Nasdaq staff under Nasdaq Marketplace Rules 4300 and 4330(a)(3) based on the staff's determination that we are a "public shell" due to the staff's belief that we lack of a sustainable, on-going business. We addressed these matters at the hearing, noting such matters as our continuing operational activities in the entertainment industry, a profitable 49% interest in the Border Grill Restaurant located in Las Vegas, Nevada, our strategic growth strategy and the status of various acquisition and other projects.


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      As we had noted in the original Form 8-K, Amendment No. 1, Amendment No. 2 and Amendment No.3, we had received a letter from Nasdaq, dated April 12, 2005, that advised us of Nasdaq's public interest concerns in view of our recently consummated disposition of our American Vantage Media Corporation subsidiary, as disclosed in our Current Report on Form 8-K (Date of
      Report: March 21, 2005), filed with the SEC on March 25, 2005. Nasdaq's April 12th letter noted that the disposition had made it necessary for Nasdaq to review our eligibility for continued listing on The Nasdaq Stock Market. The April 12th letter then requested that we provide Nasdaq with our specific plan for future operations and compliance with all of Nasdaq's continued listing requirements in accordance with Nasdaq's Marketplace Rule 4330(c). A further letter from Nasdaq, dated April 25, 2005, notified us that we were to address why we believed we should not be deemed a public shell at the May 19th hearing.

      Following the May 19th hearing, we received a letter from Nasdaq, dated June 14, 2005, that informed us that the Nasdaq panel had determined to continue the listing of our common stock on The Nasdaq SmallCap Market provided that, on or before August 15, 2005, we submit documentation to the Nasdaq panel evidencing completion of one or more transactions that result in our having a substantial operating company. The June 14th letter stated that the Nasdaq panel had noted that we appear to be acting in good faith to identify and engage suitable partners and acquisition opportunities. On August 12, 2005, we had advised the Nasdaq panel of the status of our acquisition efforts and requested an extension of the date by which we were required to provide Nasdaq with evidence of the completion of one or more transaction which would result in our having a substantial operating company. It is such request for extension that was denied by the Nasdaq panel on August 19th.

      We intend to continue our efforts to identify and consummate transactions with appropriate acquisition targets. We anticipate reapplying for listing on The Nasdaq Stock Market upon acquisition of one or more of such entities. Although we continue to believe that we are not a "public shell" and that the consummation of any of the transactions contemplated by our strategic growth strategy should result in our continuing to operate a sustainable, on-going business, there can be no assurances given that: (a) our efforts to employ our strategic growth strategy will result in the acquisition of entities or businesses by us on terms as favorable as anticipated, (b) any acquisition will result in growth in operating income or profits to us or (c) our application to re-list our common stock on The Nasdaq Stock Market following any acquisition of an operation entity, if made, would be approved by Nasdaq.

We have disseminated a press release, dated August 22, 2005, noting Nasdaq's determination to delist our common stock from The Nasdaq SmallCap Market. A copy of the press release is furnished as Exhibit 99.5 to this Amendment No. 4 to the original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Listed below are all exhibits to this Amendment No. 4 to our Current Report on Form 8-K/A.

Exhibit
Number      Description
------      -----------
99.5        Press Release of American Vantage Companies, dated August 22, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2005

                                       American Vantage Companies


                                       By: /s/ Ronald J. Tassinari
                                           -------------------------------------
                                           Ronald J. Tassinari
                                           President and Chief Executive Officer


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                           American Vantage Companies
         Amendment No. 4 to Form 8-K/A (Date of Report: April 19, 2005)

                                  Exhibit Index

Exhibit
Number     Description
------     -----------

99.5        Press Release of American Vantage Companies, dated August 22, 2005.


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